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Exhibit 21.01

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Jurisdiction of Organization
Add Plus Precision Engineering Pte. Ltd.	Singapore
2005878 Ontario Inc.	Canada
Add Plus Precision Engineering Pte. Ltd.	Singapore
Astron Group Limited	Hong Kong
Avail Medical Products (Shenzhen) Co., Ltd.	China
Avail Medical Products, Inc.	US
Availmed Servicios, S.A. De C.V.	Mexico
Availmed, S.A. de C.V.	Mexico
Avnisoft Corporation	US
Bluelabs AB	Sweden
Broadway Industrial Hungary Kft.	Hungary
Centrex Precision Plastics, Inc.	US
Chatham International Holdings B.V.	Netherlands
Chatham Technologies Holding France SAS	France
Cineral Eletronica da Amazonia S/A	Brazil
C-Mac Microcircuits, GmbH	Germany
Cmac-Wong's Industries Holdings Ltd	British Virgin Islands
ColdWatt India Private Limited	India
ColdWatt, Inc.	US
DII Europe B.V.	Netherlands
DII International Holdings CV	Netherlands
Distribuidora Solectron Chile Limitada	Chile
Emuzed, Inc.	US
Evreux BAT SCI	France
Express Cargo Forwarding Limited	United Kingdom
Firstmark Investment Pte Ltd	Mauritius
Flex Jersey Ltd	United Kingdom
FlexMedical Slovakia s.r.o.	Slovakia
FlexPower India Private Limited	India
Flextronics (Canada) Inc.	Canada
Flextronics (China) Electronics Technology Co., Ltd.	China
Flextronics (Israel) Ltd	Israel
Flextronics (Malaysia) Sdn Bhd.	Malaysia
Flextronics (Nanjing) Technology Co.,Ltd.	China
Flextronics (Shanghai) Co., Ltd	China
Flextronics (Shanghai) Electronic Equipment Repair Services Co., Ltd.	China
Flextronics (Shanghai) Technology Co., Ltd	China
Flextronics (UK) Design Services Limited	United Kingdom
Flextronics Aguascalientes Servicios, S.A. de C.V.	Mexico
Flextronics Aichi K.K.	Japan
Flextronics America, LLC	US
Flextronics Assets and Investment LLC Hungary	Hungary
Flextronics Assets and Investment LLC Hungary (Lux branch)	Luxembourg
Flextronics Automotive GmbH & Co KG	Germany
Flextronics Automotive Inc.	Canada
Flextronics Automotive Mor KFT	Hungary
Flextronics Automotive Sales and Marketing, Ltd.	Mauritius
Flextronics Budapest Kft.	Hungary

Name of Subsidiary	Jurisdiction of Organization
Flextronics Canada Design Services, Inc.	Canada
Flextronics Canada Holdings Inc.	Canada
Flextronics Canada ULC	Canada
Flextronics Cayman (SLR) Limited	Cayman Islands
Flextronics Central Europe B.V.	Netherlands
Flextronics Chateaudun S.N.C.	France
Flextronics China (Mauritius) Electronics Technology Co., Ltd.	Mauritius
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Computer (Shanghai) Co., Ltd	China
Flextronics Computer (Shekou) Co., Ltd	China
Flextronics Computing (Suzhou) Co. Ltd.	China
Flextronics Computing (Texas) Corporation	US
Flextronics Computing (U.K) Limited	United Kingdom
Flextronics Computing Mauritius Limited	Mauritius
Flextronics Computing Technology Japan Co., Ltd	Japan
Flextronics Consultadoria e Servicos Lda	Portugal
Flextronics Corporation	US
Flextronics Cyprus Ltd	Cyprus
Flextronics Czech s.r.o	Czech Republic
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Design Consumer Electronics (India) Private Limited	India
Flextronics Design Japan K.K.	Japan
Flextronics Design Korea Ltd.	Korea
Flextronics Design Labuan Ltd.	Labuan
Flextronics Design PDG, Inc.	US
Flextronics Design Private Limited	India
Flextronics Design S.R.O	Czech Republic
Flextronics Design SL	Spain
Flextronics Design SRL	Italy
Flextronics Digital Design Japan, Ltd.	Japan
Flextronics Distribution Centre (Singapore) Pte. Ltd.	Singapore
Flextronics Distribution, Inc.	US
Flextronics Electronic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Electronics (H.K.) Limited	Hong Kong
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Electronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Electronics Technology (Suzhou) Co., Ltd.	China
Flextronics EMS Canada Inc.	Canada
Flextronics Enclosure (Shenzhen) Ltd.	China
Flextronics Enclosure (Zhuhai) Co., Ltd	China
Flextronics Enclosure Shenzhen (Mauritius) Ltd.	Mauritius
Flextronics Enclosure Systems (Changzhou) Ltd.	China
Flextronics Enclosure Systems (Shenzhen) Ltd.	China
Flextronics Enclosure Systems Shenzhen (Mauritius) Ltd.	Mauritius
Flextronics Enclosure Systems, Inc.	US
Flextronics Enclosure Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Enclosures (Hong Kong) Ltd.	Hong Kong
Flextronics Enterprise Solutions, Inc.	US
Flextronics Europe Holdings CV	Netherlands
Flextronics Europe Holdings LLC	US
Flextronics Europe Ltd	United Kingdom
Flextronics Fabricação de Equipamentos do Brasil Ltda	Brazil
Flextronics Funding LLC	US

Name of Subsidiary	Jurisdiction of Organization
Flextronics Germany Holding GmbH	Germany
Flextronics Germany Holding GmbH	Austria
Flextronics Global Enclosures (Shanghai) Co., Ltd.	China
Flextronics Global Enclosures (Singapore) Pte. Ltd.	Singapore
Flextronics Global Enclosures Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Global Finance Holdings Ltd.	Cayman Islands
Flextronics Global Finance Ltd.	Cayman Islands
Flextronics Global Holdings II Ltd.	Cayman Islands
Flextronics Global Holdings LP	Cayman Islands
Flextronics Global Mexico II, S de Rl de CV	Mexico
Flextronics Global Procurement Ltd.	Bermuda
Flextronics Global Services (Hong Kong) Limited	Hong Kong
Flextronics Global Services (Manchester) Limited	United Kingdom
Flextronics Global Services (Singapore) Pte. Ltd.	Singapore
Flextronics Global Services Canada Inc.	Canada
Flextronics Global Services Lojistik Hizmetleri	Turkey
Flextronics Global Technology (Singapore) Pte Ltd	Singapore
Flextronics Group Sweden AB	Sweden
Flextronics Guadalajara Group, S.de R.L. de C.V.	Mexico
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Holding Finland Oy	Finland
Flextronics Holding France S.A.	France
Flextronics Holding GmbH	Austria
Flextronics Holding Ostersund AB	Sweden
Flextronics Holding USA, Inc.	US
Flextronics Holdings (BVI) Limited	British Virgin Islands
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Hungaria Kft.	Hungary
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Industrial (Shenzhen) Co Ltd	China
Flextronics Industrial (Zhuhai) Co., Ltd	China
Flextronics Industrial Dongguan Limited	China
Flextronics Industrial Ltd.	Mauritius
Flextronics Industrial Shenzhen (Mauritius) Co Ltd	Mauritius
Flextronics Industrial Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Industries (H.K.) Limited	Hong Kong
Flextronics Industries (Mauritius) Limited	Mauritius
Flextronics Industries Marketing (L) Ltd.	Labuan
Flextronics Industries Singapore Ltd	Singapore
Flextronics Information Technology (Shen Zhen) Co.Ltd	China
Flextronics Information Technology Shen Zhen (Mauritius) Co.,Ltd	Mauritius
Flextronics International (Beijing) Ltd.	China
Flextronics International (Bermuda) Ltd.	Bermuda
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International (UK) Ltd	United Kingdom
Flextronics International AB	Sweden
Flextronics International Aguascalientes (L) Ltd.	Labuan
Flextronics International Asia-Pacific Ltd.	Mauritius
Flextronics International Cork B.V.	Ireland
Flextronics International Denmark A/S	Denmark
Flextronics International Distribution Canada LP	Canada
Flextronics International Distribution US Inc.	US
Flextronics International Europe B.V.	Netherlands

Name of Subsidiary	Jurisdiction of Organization
Flextronics International Finland Oy	Finland
Flextronics International France S.A.	France
Flextronics International Germany GmbH & Co. KG	Germany
Flextronics International GmbH	Austria
Flextronics International Holding LLC	US
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Holland BV	Netherlands
Flextronics International Japan Co., ltd.	Japan
Flextronics International Kft.	Hungary
Flextronics International L'Aquila S.p.A	Italy
Flextronics International Ltd.	Singapore
Flextronics International Management Services Ltd.	Mauritius
Flextronics International N.V.	Netherlands Antilles
Flextronics International Netherlands BV	Netherlands
Flextronics International Norway AS	Norway
Flextronics International Ostersund AB	Sweden
Flextronics International Poland Sp z.o.o.	Poland
Flextronics International s.r.o	Czech Republic
Flextronics International Singapore Pte. Ltd.	Singapore
Flextronics International Sweden AB	Sweden
Flextronics International Taiwan Ltd.	Taiwan
Flextronics International Tecnologia Ltda	Brazil
Flextronics International USA, Inc.	US
Flextronics Investment Holding GmbH	Germany
Flextronics Investment Holding GmbH	Germany
Flextronics Investment Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Investments (Singapore) Pte. Ltd.	Singapore
Flextronics Ireland (Cayman) Limited	Cayman Islands
Flextronics Ireland Holdings	Cayman Islands
Flextronics Italy S.P.A	Italy
Flextronics Japan KK	Japan
Flextronics Laval S.N.C.	France
Flextronics Link (HK) Limited	Hong Kong
Flextronics LLC / T.O.V. (Fabrik Flextronics GmbH)	Ukraine
Flextronics Logistics (Shanghai) Co., Ltd.	China
Flextronics Logistics (Zhuhai) Co., Limited	China
Flextronics Logistics B.V.	Netherlands
Flextronics Logistics Kft	Hungary
Flextronics Logistics Limited	Ireland
Flextronics Logistics Poland SP. z.o.o.	Poland
Flextronics Logistics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Logistics USA, Inc.	US
Flextronics Logistics Zhuhai (Mauritius) Co., Limited	Mauritius
Flextronics Manufacturing (H.K.) Ltd.	Hong Kong
Flextronics Manufacturing (Penang) Sdn. Bhd.	Malaysia
Flextronics Manufacturing (Shanghai) Co., Ltd.	China
Flextronics Manufacturing (Singapore) Pte Ltd	Singapore
Flextronics Manufacturing (Zhuhai) Co., Ltd	China
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Europe B.V.	Netherlands
Flextronics Manufacturing Juarez S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing Shanghai (Mauritius) Co., Ltd.	Mauritius

Name of Subsidiary	Jurisdiction of Organization
Flextronics Manufacturing Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Marketing (L) Ltd.	Labuan
Flextronics Marplace (Number 382) Limited	United Kingdom
Flextronics Mauritius Holdings Limited	Mauritius
Flextronics Mauritius Limited	Mauritius
Flextronics Mechanicals Marketing (L) Ltd.	Labuan
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Medical Sales and Marketing, Ltd.	Mauritius
Flextronics Metal Specialties, Inc.	US
Flextronics Mexico Holdings II LLC	US
Flextronics Mould Manufacturing Pte. Ltd	Singapore
Flextronics Netherlands BV	Netherlands
Flextronics Network S.A. De C.V.	Mexico
Flextronics Network Services GmbH	Germany
Flextronics Network Services Holding Sweden AB	Sweden
Flextronics Network Services Sweden AB	Sweden
Flextronics Network Services Texas Inc.	US
Flextronics ODM Denmark A/S	Denmark
Flextronics ODM Finland Oy	Finland
Flextronics ODM Luxembourg S.A.	Luxembourg
Flextronics ODM Luxembourg SA—Swiss branch	Switzerland
Flextronics ODM Netherlands NV	Netherlands
Flextronics Ostersund AB	Sweden
Flextronics Photonics FICO, Inc.	US
Flextronics Photonics PPT, Inc.	US
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
Flextronics Plastic (Shanghai) Co., Ltd.	China
Flextronics Plastic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Plastic Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Plastic Technology (ShenZhen) Ltd.	China
Flextronics Plastic Technology ShenZhen (Mauritius) Ltd.	Mauritius
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics (Zhuhai) Co., Ltd	China
Flextronics Plastics S.A. de C.V.	Mexico
Flextronics Plastics Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Puerto Rico Limited	Cayman Islands
Flextronics Quartz Ltd	United Kingdom
Flextronics R&D (Shenzhen) Co., Ltd.	China
Flextronics R&D Shenzhen (Mauritius) Co., Ltd	Mauritius
Flextronics Real Estate Puebla S. de R.L. de C.V.	Mexico
Flextronics Romania SRL	Romania
Flextronics S.R.L	Italy
Flextronics SA Inc.	US
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing (China) Ltd.	Mauritius
Flextronics Sales & Marketing (L-A) Ltd.	Mauritius
Flextronics Sales & Marketing North Asia (L) Ltd.	Labuan
Flextronics Sales and Marketing Consumer Digital Ltd	Mauritius
Flextronics Scotland Ltd	United Kingdom
Flextronics Semiconductor Design, Inc.	US
Flextronics Semiconductor Ltd.	United Kingdom
Flextronics Semiconductor Ltd. (Isr)	Israel

Name of Subsidiary	Jurisdiction of Organization
Flextronics Semiconductor Ltd. (UK)	United Kingdom
Flextronics Semiconductor, Inc.	US
Flextronics Services (Singapore) Pte Ltd	Singapore
Flextronics Servicios Guadalajara, S.A. de C.V.	Mexico
Flextronics Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Shanghai Electronic Equipment Repair Service (Mauritius) Co., Ltd	Mauritius
Flextronics Singapore Pte. Ltd.	Singapore
Flextronics SMI (China) Ltd.	Mauritius
Flextronics Software South Africa (Proprietary) Limited	South Africa
Flextronics Software Systems Limited	India
Flextronics South Africa (Proprietary) Limited	South Africa
Flextronics St-Etienne S.N.C.	France
Flextronics Systems Texas Ltd.	US
Flextronics Technologies (India) Pvt Ltd.	India
Flextronics Technologies Japan K.K.	Japan
Flextronics Technologies Mexico, S.de R.L. de C.V.	Mexico
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Mauritius) Ltd.	Mauritius
Flextronics Technology (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Technology (Shanghai) Co., Ltd.	China
Flextronics Technology (ShenZhen) Co., Ltd	China
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Suzhou) Co., Ltd	China
Flextronics Technology (Switzerland) GmbH	Switzerland
Flextronics Technology (Wujiang) Co. Ltd	China
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Technology Nanjing (Mauritius) Co.,Ltd	Mauritius
Flextronics Technology Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Technology ShenZhen (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Wujiang (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Zhuhai (Mauritius) Co. Ltd.	Mauritius
Flextronics Telecom Systems Ltd.	Mauritius
Flextronics Trading (Shanghai) Co., Ltd.	China
Flextronics UK Limited	United Kingdom
FLX Cyprus Limited	Cyprus
Forest Keyboard Manufacturing (ShenZhen) Ltd.	China
Forest Keyboard Manufacturing ShenZhen (Mauritius) Co., Ltd.	Mauritius
Frog Design Europe GmbH	Germany
frog design Inc.	US
Frog Design S.R.L	Italy
Future Communications Software	US
Grolleau SAS	France
Grupo Flextronics S.A. de C.V.	Mexico
Horizon Medical, Inc.	US
Hotman Handelsgesellschaft gmbH	Austria
Hotman Handelsgesellschaft mbH	Austria
IEC Holdings Limited	Ireland
IEC Sweden AB	Sweden
Imerj Canada, Ltd.	Canada
Imerj USA, Inc.	US
Imerj, Ltd.	Cayman Islands

Name of Subsidiary	Jurisdiction of Organization
Innovative Development (Beijing) Ltd.	China
Innovative Development (HK) Ltd.	Hong Kong
Instrumentation Engineering, Inc.	US
International Displayworks Ltd.	British Virgin Islands
Irish Express Cargo Limited	Ireland
JIT Electronics Kft.	Hungary
Kiinteistö Oy Flex Finland	Finland
Limited Liability Company Flextronics Rus	Russia
M&S System Limited	Hong Kong
M&S System Limited (Taiwan Branch)	Taiwan
Masa da Amazonia Ltda.	Brazil
Masa FlexPower Ltda.	Brazil
MCE Industries (Thailand) Ltd.	Thailand
Multek (FTZ) Limited	China
Multek China Limited	China
Multek de Mexico, S.A. de C.V.	Mexico
Multek Display (Hong Kong) Limited	Hong Kong
Multek Display Cayman Ltd.	Cayman Islands
Multek Display US, Inc.	US
Multek Electronics Limited	China
Multek Flexible Circuits, Inc.	US
Multek Hong Kong Limited	Hong Kong
Multek Industries Limited	China
Multek Sweden AB	Sweden
Multek Technologies Limited	Mauritius
Multek Technology (Zhuhai) Co Limited	China
Multek Zhuhai Limited	China
Multilayer Technology GmbH & Co. KG	Germany
Multilayer Technology, Inc.	US
Nanjing Flextronics Panda Mobile Terminals Co., Ltd	China
Navox Corporation	US
Ojala Mechanical Equipment (Suzhou) Co Ltd	China
Pacific Device, Inc.	US
Palo Alto Manufacturing (Thailand) Ltd.	Thailand
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Peripheral Imaging Corporation	US
Power System Technologies (Ganzhou) Co., Ltd.	China
Power Systems Technologies (Beijing) Company Limited	China
Power Systems Technologies (Shenzhen) Company Limited	China
Power Systems Technologies Far East Limited	Hong Kong
Power Systems Technologies GmbH	Germany
Power Systems Technologies Ltd.	Mauritius
Power Systems Technologies Services Company Limited	Hong Kong
Precision Optical Systems, Inc.	US
PT Flextronics Technology Indonesia	Indonesia
Qingdao Victory Plastic Co., Ltd	China
Radioplant of Beregovo / Beregivskiy Radiozavod	Ukraine
Saras Software Systems Ltd	Cayman Islands
Saras US Holding, Inc.	US
Slomedical s.r.o.	Slovakia
SMIS R&D Inc.	Canada
Software Systems Holdings Ltd.	Mauritius
Solectron (Beijing) Electronic Equipment Repair Services Co. Ltd.	China

Name of Subsidiary	Jurisdiction of Organization
Solectron Argentina Distribution S.R.L.	Argentina
Solectron Belgium N.V.	Belgium
Solectron EMS India Limited	India
Solectron France Holding SASU	France
Solectron France SAS	France
Solectron Global Services Australia Pty Limited	Australia
Solectron Global Services Mexico, S.A. de C.V.	Mexico
Solectron GmbH	Germany
Solectron Grundbesitz GmbH	Germany
Solectron Holding Deutschland GMBH	Germany
Solectron India Private Ltd	India
Solectron iPCS Pte. Ltd.	Singapore
Solectron Luxembourg	Luxembourg
Solectron Phillipines Inc.	Philippines
Solectron Servicios Chihuahua SA de CV	Mexico
Solectron Servicios e Manufactura do Brasil Ltda.	Brazil
Solectron Taiwan Co. Ltd.	Taiwan
Solectron Technology (HK)	Hong Kong
Solectron Turkey	Turkey
Solectron-Wong's (Huizhou) Industires Co. Ltd.	China
Swedform AB	Sweden
Swedform Enclosure Systems AB	Sweden
Swedform Holdings AB	Sweden
The DII Group (BVI) Co. Limited	British Virgin Islands
The Dii Group Asia Limited	Hong Kong
The DII Group Singapore Pte Ltd.	Singapore
Tomillo Kft	Hungary
Vastbright PCB (Holding) Limited	Hong Kong
Vastbright PCB Limited	Hong Kong
Vista Point Electronic Technologies (Zhuhai) Co. Ltd.	China
Vista Point Electronic Technologies Zhuhai (Mauritius) Co., Ltd	Mauritius
Vista Point Technologies (Beijing) Ltd.	China
Vista Point Technologies (Hungary) Kft	Hungary
Vista Point Technologies (Hungary) Kft—Lux Branch	Luxembourg
Vista Point Technologies (Lux) S.a r.l.	Luxembourg
Vista Point Technologies (Malaysia) Sdn. Bhd.	Malaysia
Vista Point Technologies (Mauritius) Ltd	Mauritius
Vista Point Technologies (ShenZhen) Ltd.	China
Vista Point Technologies (USA) Inc.	US
Vista Point Technologies Manufacturing (HK) Limited	Hong Kong
Wavebreaker AB	Sweden

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  Exhibit 21.01
SUBSIDIARIES OF REGISTRANT